Exhibit 10.1


                                SEVENTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
--------------------------------------------------------------------------------

     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Seventh Amendment") is executed as of the 18th day of August, 2004, by and among Maverick Tube Corporation, a Delaware corporation (the "Company"), SeaCAT, L.P., a Texas limited partnership ("SeaCAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding, LLC, a Delaware limited liability company ("Holding"), Maverick GP, LLC, a Delaware limited liability company ("Maverick GP"), Precision GP, LLC, a Delaware limited liability company ("Precision GP"), Precision Tube Technology, L.P., a Texas limited partnership ("Precision" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, Maverick GP and Precision GP, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada"), Maverick Tube Canada LP, an Alberta limited partnership ("Canada LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("Canada GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("Maverick ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("International Holdings"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("Prudential Holdings", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended from time to time, the "Credit Agreement;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Seventh Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

     WHEREAS, the Borrowers have informed the Lenders of their desire to have the advance rates and limits used in calculating the Canadian Borrowing Base and the US Borrowing Base modified to allow the Borrowers additional borrowing availability; and

     WHEREAS, the Borrowers have informed the Lenders that the Borrowers propose to shut down existing operations at and sell up to three of their existing facilities and to consolidate the operations of such existing facilities into a newly acquired facility at a yet to be determined location, which consolidation transactions are prohibited under the terms of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement in connection with the above matters; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, but subject to the satisfaction of each condition precedent contained in SECTION 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this SECTION 1.

     1.1 Amended Definitions. The definitions of "Canadian Borrowing Base," "Canadian Equipment Component," "Eligible Inventory Advance Percentage," "Financing Documents," "Included-in-Transit Limit," "Inventory Limit," "US Borrowing Base," "US Equipment Component" and "WIP Limit" contained in Section
1.1 of the Credit Agreement shall be amended to read in full as follows:

               "Canadian Borrowing Base" shall mean, only with respect to the Canadian Borrowers, the amount equal to the sum of:

               (a) the Eligible Account Advance Percentage of the Canadian Borrowers' Eligible Accounts, plus

               (b) the  lesser  of (i) the  sum of (A)  the  Eligible  Inventory
          Advance Percentage of the Canadian Borrowers' Eligible Inventory (other than work in process) and Eligible Bailee Inventory (other than work in process) plus, (B) the lesser of (1) the Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of work in process and Eligible Bailee Inventory consisting of work in process, and (2) Canadian WIP Limit, plus (C) the lesser of
          (1) the Eligible Inventory Advance Percentage of the Canadian Borrowers' Eligible Included-In-Transit Inventory and (2) Canadian Included-in-Transit Limit, or (ii) the Canadian Inventory Limit, plus

               (c) the Canadian Equipment Component in effect as of the date for which the Canadian Borrowing Base is being calculated; minus

               (d) any Canadian Employee Funding Liability Reserve;

          provided, that, in no event will the component of the Canadian Borrowing Base determined pursuant to clause (b) exceed 60% of the total Canadian Borrowing Base (but solely for purposes of this calculation, the Canadian Equipment Component shall remain constant at the amount in effect as the Closing Date without giving effect to any subsequent reductions in the Canadian Equipment Component pursuant to the definition of such term). The Canadian Borrowing Base in effect under this Agreement at any time shall be the Canadian Borrowing Base reflected on the most recent Canadian Borrowing Base Report delivered to the Canadian Administrative Agent and the Administrative Agent pursuant to Section 6.10(g) hereof, subject to (a) the right of the Canadian Administrative Agent, the Administrative Agent or the Required Lenders to contest any components thereof or the calculation thereof, and (b) immediate adjustment as result of (i) establishment of Availability Reserves, (ii) reductions in advance rates permitted herein, (iii) scheduled reductions in the Canadian Equipment Component, (iv) more frequent reporting of certain components of the Canadian Borrowing Base to the extent required in accordance with
          Section 6.10(g), (v) any changes in eligibility standards required by the Administrative Agent, and (vi) any changes in the Canadian Employee Funding Liability Reserve.

               "Canadian Equipment Component" shall mean $4,848,655; provided that the Canadian Equipment Component shall be reduced by (a) $151,515 on the first day of each month commencing on September 1, 2004 and continuing on the first day of each month thereafter throughout the term of this

          Agreement, and (b) on April 1 of each calendar year commencing April 1, 2005, by the Canadian Excess Cash Flow Amount for the Fiscal Year most recently ended.

               "Eligible  Inventory  Advance  Percentage"  shall  mean  (a)  for
          Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory consisting of steel coil raw material, 65%,
          (b) for Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory consisting of electrical conduit finished goods, 60%, (c) for Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory consisting of finished goods (other than electrical conduit finished goods), 50%; and (d) for all other Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory, 45%; provided, that, the Eligible Inventory Advance Percentages in effect pursuant to clauses (a), (b), (c), and
          (d) preceding are subject to reduction by the Administrative Agent in its reasonable discretion based on the results of inventory appraisals provided to the Agents and the Lenders from time to time pursuant to
          Section 6.10(o) hereof.

               "Financing  Documents"  shall  mean  this  Agreement,  the  First
          Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

               "Included-in-Transit Limit" shall mean $30,000,000.

               "Inventory Limit" shall mean $130,000,000.

               "US Borrowing Base" shall mean, only with respect to the US Borrowers, the amount equal to the sum of:

               (a) the Eligible Account Advance Percentage of the US Borrowers' Eligible Accounts, plus

               (b) the lesser of (i) the sum of (A) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory (other than work in process) and Eligible Bailee Inventory (other than work in process), plus (B) the lesser of (1) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of work in process and Eligible Bailee Inventory consisting of work in process and (2) US WIP Limit, plus (C) the lesser of (1) the Eligible
          Inventory Advance Percentage of the US Borrowers' Eligible Included-In-Transit Inventory and (2) US Included-In-Transit Limit, or
          (ii) the US Inventory Limit, plus

               (c) the US Equipment Component in effect as of the date for which the US Borrowing Base is being calculated; plus

               (d) the lesser of (i) the Eligible Account Advance Percentage of US Borrowers' Eligible Bill and Hold Accounts and (ii) $10,000,000; minus

               (e) any US Employee Funding Liability Reserve;

          provided, that, in no event will the component of the US Borrowing Base determined pursuant to clause (b) exceed 60% of the total US Borrowing Base (but solely for purposes of this calculation, the US Equipment Component shall remain constant at the amount in effect on the Closing Date without giving effect to any subsequent reductions in the US Equipment Component pursuant to the definition of such term). The US Borrowing Base in effect under this Agreement at any time shall be the US Borrowing Base reflected on the most recent US Borrowing Base Report delivered to the Administrative Agent and the Canadian Administrative Agent pursuant to
          Section 6.10(g) hereof subject to (a) the right of the Administrative Agent, the Canadian Administrative Agent or the Required Lenders to contest any components thereof or the calculation thereof, and (b) immediate adjustment as result of (i) establishment of Availability Reserves, (ii) reductions in advance rates permitted hereunder, (iii) scheduled reductions in the US Equipment Component, (iv) more frequent reporting of certain components of the US Borrowing Base to the extent required in accordance with Section 6.10(g), (v) any changes in eligibility standards required by the Administrative Agent, and (vi) any changes in the US Employee Funding Liability Reserve.

               "US Equipment Component" shall mean $20,151,525; provided that the US Equipment Component shall be reduced (a) by $454,545 on the first day of each month commencing with September 1, 2004 and continuing on the first day of each month thereafter throughout the term of this Agreement, and (b) on April 1 of each calendar year commencing April 1, 2005, by the US Excess Cash Flow Amount for the Fiscal Year most recently ended.

               "WIP Limit" shall mean $20,000,000.

     1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

               "Canadian Employee Funding Liability Reserve" shall mean all such amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, (i) are required to be paid as contributions to a Plan by any Canadian Credit Party and (ii) have not been made when and at such times as required pursuant to the terms of any such Plan, agreement relating thereto or applicable law including any and all fines, penalties and assessments relating thereto.

               "Cedar Springs Facility" shall mean the Real Property owned by a Borrower and located at Highway 370, Early County, Cedar Springs, Georgia 39832.

               "Consolidated Facility" shall mean the Real Property at which the conduit operations currently conducted at the Cedar Springs Facility, the conduit operations currently conducted at the Ferndale Facility, and, if Borrowers determine to close the Elyria Facility, the conduit operations currently conducted at the Elyria Facility, will be consolidated prior to the end of the Fiscal Year ending on December 31, 2005.

               "Elyria Facility" shall mean the Real Property owned by a Borrower and located at 525 Mussey Avenue, Lorain County, Elyria, Ohio 44035.

               "Ferndale Facility" shall mean the Real Property owned by a Borrower and located at 965 Wanda Avenue, Oakland County, Ferndale Michigan 48220.

               "Seventh Amendment" shall mean the Seventh Amendment to Amended and Restated Credit Agreement dated as of August 18, 2004, by and among the Borrowers, the Agents and the Lenders.

               "US Employee Funding Liability Reserve" shall mean all such amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, (i) are required to be paid as contributions to a Plan by any US Credit Party and (ii) have not been made when and at such times as required pursuant to the terms of any such Plan, agreement relating thereto or applicable law including any and all fines, penalties and assessments relating thereto.

     1.3 Deleted Definitions. The definitions of "Disposition," "Excess Net Cash Proceeds" and "Net Cash Proceeds" contained in Section 1.1 of the Credit Agreement are hereby deleted.

     1.4 Amendment to US Employee Benefits Representation. Section 5.9(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (c) Full payment when due has been made of all amounts  which any
          US Credit Party or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency, whether or not waived, resulting from the action or inaction of any US Credit Party exists with respect to any Plan except for accumulated funding deficiencies that (1) could not reasonably be expected to cause a Material Adverse Effect or (2) when combined with all other accumulated funding deficiencies of all Credit Parties, including, but not limited to accumulated funding deficiencies of Canadian Credit Parties, do not exceed $15,000,000 in the aggregate.

     1.5 Amendment to Canadian Employee Benefits Representation. Section 5.10(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (c) Full payment when due has been made of all amounts which any Canadian Credit Party is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency, whether or not waived, resulting from the action or inaction of any Canadian Credit Party exists with respect to any Plan except for accumulated funding deficiencies that
          (1) could not reasonably be expected to cause a Material Adverse Effect or (2) when combined with all other accumulated funding deficiencies of all Credit Parties, , including, but not limited to accumulated funding deficiencies of US Credit Parties, do not exceed $15,000,000 in the aggregate.

     1.6 Amendment to Reporting Covenant. Section 6.10(o) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (o) Inventory Appraisals. Once during any Fiscal Year, the Administrative Agent may require, at the cost of the Borrowers, an appraisal of the Borrowers' inventory in scope and detail and prepared by an independent appraisal firm acceptable to the Administrative Agent; provided, that, after the occurrence and during the continuance of a Default or if Excess Availability shall fall below $80,000,000, the Administrative Agent shall have the option to receive at the cost of the Borrowers such additional inventory appraisals as the Administrative Agent or the Required Lenders shall reasonably request. If an Event of Default exists, the Administrative Agent shall require an inventory appraisal if the most recently conducted inventory appraisal is more than one year old.

     1.7 Amendment to Reporting Covenant. Section 6.10 of the Credit Agreement shall be amended to add thereto a new clause (q) which shall read in full as follows:

               (q) Employee Funding Liability Reserves. Promptly after the occurrence thereof, notice of any change in the Canadian Employee Funding Liability Reserve or the US Employee Funding Liability Reserve.

     1.8 Amendment to Permitted Indebtedness Covenant. Section 7.2 of the Credit Agreement shall be amended to delete the "and" at the end of clause (k), to delete the period at the end of clause (l) thereof, to insert in lieu of such period "; and", and to add thereto a new clause (m) which shall read in full as follows:

               (m) Indebtedness in respect of industrial revenue bonds not to exceed $30,000,000 (the "Bonds"), which Indebtedness shall be on terms and conditions reasonably acceptable to the Agents; provided that the sole use of proceeds of the Bonds shall be for the acquisition and construction of the Consolidated Facility.

     1.9 Amendment to Permitted Liens Covenant. Section 7.3 of the Credit Agreement shall be amended to delete the "and" at the end of clause (i), to insert "and" at the end of clause (j), and to add thereto a new clause (k) which shall read in full as follows:

               (k) Liens on the Consolidated Facility financed with the proceeds of the Bonds to secure such Bonds.

     1.10 Amendment to Mergers, Sales, etc. Covenant. Section 7.4 of the Credit Agreement shall be amended to delete the "and" at the end of clause (j) thereof, to insert "and" at the end of clause (k) thereof, and to add thereto a new clause (l) which shall read in full as follows:

               (l) the Borrowers may sell, transfer and/or otherwise dispose of any one or more of the Cedar Springs Facility, the Elyria Facility and the Ferndale Facility.

     1.11 Amendment to US Plan Compliance Covenant. Section 7.9(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (d) Permit to exist, or allow any other US Credit Party or any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan (1) in any amount which could reasonably be expected to cause a Material Adverse Effect or (2) that when combined with any accumulated funding deficiencies with respect to all Plans, including, but not limited to accumulated funding deficiencies with respect to Plans of Canadian Credit Parties, would exceed $15,000,000.

     1.12 Amendment to Canadian Plan Compliance Covenant. Section 7.9(k)(3) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (3) Permit to exist, or allow any other Canadian Credit Party to permit to exist, any accumulated funding deficiency, whether or not waived, with respect to any Plan (x) in an amount which could reasonably be expected to have a Material Adverse Effect or (y) that when combined with any accumulated funding deficiencies with respect to all Plans, including, but not limited to accumulated funding deficiencies with respect to Plans of US Credit Parties, would exceed $15,000,000.

     1.13 Amendment to Capital Expenditures Covenant. Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               Section 7.15 Capital Expenditures. Make Capital Expenditures in any Fiscal Year (except as otherwise expressly provided in this Section 7.15) in excess of (a) $30,000,000 in the aggregate for all Borrowers, plus (b) up to an additional $55,000,000 in Fiscal Years 2004 and 2005 (such $55,000,000 to be an aggregate limit for both such Fiscal Years consolidated) for the construction and outfitting of the Consolidated Facility, provided that no Capital Expenditures shall be made (and no Borrower shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such commitment), a Default exists or would result therefrom.

     1.14 Amendment to Credit Agreement Exhibits. Exhibit A-1 and Exhibit A-2 to the Credit Agreement shall be replaced with Exhibit A-1 and Exhibit A-2, respectively, attached hereto.

     SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in SECTION 1 hereof is subject to the satisfaction of each of the following conditions precedent:

     2.1 Amendment Fees. The US Borrowers shall have paid to the Administrative Agent for the ratable benefit of the Lenders in accordance with their respective percentages of the Revolving Credit Commitments a fee in the amount of $92,500.00. Such fee shall be distributed by the Administrative Agent to each US Lender ratably based on the percentage, expressed as a decimal, determined by dividing the Revolving Credit Commitments of such Lender by the aggregate Revolving Credit Commitments of all Lenders (for purposes of this provision only, each Lender and its Related Affiliate, if any, shall be deemed to consist of a single Lender).

     2.2 Officers' Certificates, etc. The Borrowers shall have delivered to the Administrative Agent such certificates of authorized officers of the Borrowers, certificates of Governmental Authorities, certified copies of the certificates of formation, operating and limited partnership agreements, as applicable, of the Borrowers (or certified confirmation that no amendments, modifications or revisions have been to those previously certified and delivered to the Administrative Agent, as applicable), certified copies of resolutions of the partners, managers or members, as applicable of the Borrowers and such other documents, instruments agreements, all in a form and substance satisfactory to the Administrative Agent and its counsel.

     2.3 Documentation. The Administrative Agent shall have received such other documents, instruments and agreements as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

     2.4 Representations and Warranties. Each of the representations and warranties of each Borrower contained in this Seventh Amendment shall be true and correct.

     2.5 No Defaults. No Default or Event of Default shall exist.

     SECTION 3. Representations and Warranties. In order to induce each Agent and each Lender to enter into this Seventh Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Seventh Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Seventh Amendment, are within the Borrowers' corporate, partnership, unlimited liability company, or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

     3.3 Validity and Binding Effect. This Seventh Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Seventh Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     3.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

     3.5 No Defense. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

     SECTION 4. Miscellaneous.

     4.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the

Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     4.2 Parties in Interest. All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3 Counterparts, Effectiveness of Seventh Amendment. This Seventh Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Seventh Amendment until this Seventh Amendment has been executed by each Borrower and all Lenders, at which time this Seventh Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     4.4 COMPLETE AGREEMENT. THIS Seventh Amendment, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.5 Headings. The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.

     4.6 No Implied Waivers. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Seventh Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Seventh Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     4.7 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Seventh Amendment with their legal counsel, (b) the Borrowers have reviewed this Seventh Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Seventh Amendment of their own free will and volition, and (d) this Seventh Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Seventh Amendment shall be construed to be part of the operative terms and provisions of this Seventh Amendment.

     4.8 Arms-Length/Good Faith. This Seventh Amendment has been negotiated at arms-length and in good faith by the parties hereto.

     4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Seventh Amendment are for convenience only and shall not affect the interpretation of this Seventh Amendment.

     4.10 Severability. In case any one or more of the provisions contained in this Seventh Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Seventh Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     4.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Seventh Amendment.

     4.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
(ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

                                 Signature Page

     IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and year first above written.

                               JPMORGAN CHASE BANK,
                               as a Lender and as the Administrative Agent

                               By: /s/ Christopher D. Capriotti
                                   ---------------------------------------------
                                   Christopher D. Capriotti
                                   Vice President

                               JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender

                               By: /s/ Christine Chan
                                   ---------------------------------------------
                                   Christine Chan
                                   Vice President

                               CIT  BUSINESS  CREDIT  CANADA  INC.,
                               as a  Lender  and as  the  Canadian
                               Administrative Agent

                               By: /s/ Donald Rogers
                                   ---------------------------------------------
                                   Donald Rogers
                                   Vice President

                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as a Lender and as the Documentation Agent

                               By: /s/ Timothy Canon
                                   ---------------------------------------------
                                   Timothy Canon
                                   Its Duly Authorized Signatory

                               GENERAL ELECTRIC CAPITAL CANADA INC., as a Lender

                               By: /s/ Stephen B. Smith
                                   ---------------------------------------------
                                   Stephen B. Smith
                                   Senior Vice President
                                   General Electric Capital Canada Inc

                               THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

                               By: /s/ Grant Weiss
                                   ---------------------------------------------
                                   Grant Weiss
                                   Vice President

                               U.S. BANK NATIONAL ASSOCIATION, as a Lender

                               By: /s/ Thomas Visconti
                                   ---------------------------------------------
                                   Thomas Visconti
                                   Vice President

                               FLEET CAPITAL CANADA CORPORATION, as a Lender

                               By: /s/ Doug McKenzie
                                   ---------------------------------------------
                                   Doug McKenzie
                                   Vice President and General Manager

                               FLEET CAPITAL CORPORATION, as a Lender

                               By: /s/ Edward Bartowski
                                   ---------------------------------------------
                                   Edward Bartowski
                                   Senior Vice Presdient

                               RBC CENTURA BANK, as a Lender

                               By: /s/ E. Mark Stubblefield
                                   ---------------------------------------------
                                   E. Mark Stubblefield
                                   Market Manager

                               ROYAL BANK OF CANADA, as a Lender

                               By: /s/ R.G.M. Straathof
                                   ---------------------------------------------
                                   R.G.M. Straathof
                                   Senior Manager

                               CITIZENS BUSINESS CREDIT, as a Lender

                               By: /s/ Todd Pacifico
                                   ---------------------------------------------
                                   Todd Pacifico
                                   Vice President

                               MAVERICK TUBE CORPORATION

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President

                               SEACAT, L.P.

                               By:  Precision GP, LLC, its general partner

                                    By:  Maverick Tube Corporation, its
                                         sole member

                                         By: /s/ Pamela G. Boone
                                             -----------------------------------
                                             Pamela G. Boone
                                             Vice President

                               SEAC ACQUISITION, LLC

                               By:  Maverick Tube Corporation, its sole member

                                    By: /s/ Pamela G. Boone
                                        ----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                               MAVERICK C&P, INC.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President

                               MAVERICK INVESTMENT, LLC

                               By:  Maverick Tube Corporation, its sole member

                                    By: /s/ Pamela G. Boone
                                        ----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                               MAVERICK TUBE, L.P.

                               By:  Maverick GP, LLC,
                                    its general partner

                                    By:  Maverick Tube Corporation,
                                         its sole member

                                         By: /s/ Pamela G. Boone
                                             -----------------------------------
                                             Pamela G. Boone
                                             Vice President

                               PRECISION TUBE HOLDING, LLC

                               By:  Maverick Tube Corporation,
                                    its sole member

                                    By: /s/ Pamela G. Boone
                                        ----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                               MAVERICK GP, LLC

                               By:  Maverick Tube Corporation,
                                    its sole member

                                    By: /s/ Pamela G. Boone
                                        ----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                               PRECISION GP, LLC

                               By:  Maverick GP, LLC, its sole member

                                    By:  Maverick Tube Corporation,
                                         its sole member

                                         By: /s/ Pamela G. Boone
                                             -----------------------------------
                                             Pamela G. Boone
                                             Vice President

                               PRECISION TUBE TECHNOLOGY, L.P.

                               By:  Precision GP, LLC, its general partner

                                    By:  Maverick GP, LLC, its sole member

                                         By:  Maverick Tube Corporation,
                                              its sole member

                                              By: /s/ Pamela G. Boone
                                                  ------------------------------
                                                  Pamela G. Boone
                                                  Vice President

                               PRUDENTIAL STEEL LTD.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President and Secretary

                               MAVERICK TUBE (CANADA) INC.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President and Secretary

                               MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President and Secretary

                               PRECISION TUBE CANADA LIMITED

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   President

                               MAVERICK TUBE CANADA GP, LTD.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   President

                               MAVERICK TUBE CANADA LP

                               By:  Maverick Tube Canada GP, Ltd.,
                                    its general partner

                                    By: /s/ Pamela G. Boone
                                        ----------------------------------------
                                        Pamela G. Boone
                                        President

                               MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Vice President


                               MAVERICK TUBE CANADA ULC

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   Director


                               PRUDENTIAL STEEL HOLDINGS, ULC

                               By: /s/ Pamela G. Boone
                                   ---------------------------------------------
                                   Pamela G. Boone
                                   President